UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 2007


                              ATC HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                  001-31271         11-2650500
---------------------------------------   -----------         ----------
(State or other jurisdiction of           (Commission       (I.R.S. Employer
  incorporation or organization)          file number)      Identification No.)

 1983 Marcus Avenue, Lake Success, New York                      11042
-------------------------------------------                      -----
(Address of principal executive offices)                      (Zip Code)

                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Forward-Looking Statements.

            Some of the statements in this report may be forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about the Company's plans, objectives, expectations, intentions, and assumptions that are not statements of historical fact. You can identify statements by the following words: "may," "will," "should," "estimates," "plans," "expects," "believes," and/or "intends" and similar expressions. We cannot guarantee our future results, performance, or achievements. Our actual results and the timing of events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks identified and discussed from time to time in our filings with the Securities and Exchange Commission. We do not assume, and disclaim, any obligation to update these forward-looking statements.

Item 2.02.  Results of Operations and Financial Condition.

            On May 29, 2007, ATC Healthcare, Inc. (the "Company") announced its financial results for its fourth quarter and fiscal year-end 2007, which ended February 28, 2007, and scheduled a conference call to discuss the results. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

            The information in this Item 2.02 of this Current Report on Form 8-K and in the Exhibit attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

            (d)    Exhibits

                     Exhibit No.             Description

                        99.1                 Press release dated May 29, 2007


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2007                  ATC HEALTHCARE, INC.

                                     By:  /s/ Daniel M. Pess
                                        --------------------
                                     Daniel M. Pess
                                     Senior Vice President-Finance,
                                     Chief Financial Officer,
                                     and Treasurer


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